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                    Certification of CEO and CFO Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Semi-Annual Report on Form N-CSR of Advent Claymore Convertible Securities and Income Fund (the "Company") for the semi-annual period ended April 30, 2004 (the "Report"), Tracy V. Maitland, as Chief Executive Officer of the Company, and Bruce Berger, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Tracy V. Maitland
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Name: Tracy V. Maitland
Title: Chief Executive Officer
Date: July 6, 2004


/s/ Bruce Berger
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Name: Bruce Berger
Title: Chief Financial Officer
Date: July 6, 2004